SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 16, 2006

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12061 Tejon Street

Westminster, Colorado 80234

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Regulation FD Disclosure

On May 15, 2006, the Registrant issued a press release announcing its financial results for the fiscal quarters ended March 31, 2006 and 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

In the May 15, 2006 press release announcing the third quarter results, the Company made reference to and included a reconciliation of net loss to EBITDA, which is considered a non-generally accepted accounting principles (“GAAP”) financial measure under the rules and regulations of the U.S. Securities and Exchange Commission.

EBITDA represents income (loss) before interest, taxes, depreciation and amortization. Although EBITDA is not a GAAP financial measure, management believes that EBITDA is a useful adjunct to net income (loss) and other measurements under GAAP because it is a meaningful measure of a company’s performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is a management tool used by Corgenix to monitor its financial performance. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness, and interest rates. Management believes that excluding these items provides insight into the underlying results of operations and facilitates comparison between Corgenix and other companies. For these reasons, management believes that EBITDA information is useful to investors.

The Company’s calculation of EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view EBITDA as an alternative to the GAAP measures of net income (loss) as a measure of performance, or cash flows from operating, investing and financing activities as a measure of liquidity. In addition, EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of EBITDA to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

ITEM 9.01             Financial Statements and Exhibits

a)             Not applicable.

b)            Not applicable.

d)            Exhibits:

99.1                           Press Release dated May 15, 2006 “Corgenix Reports Third Quarter Fiscal 2006 Results.

Safe Harbor Statement

Statements in this report that are not strictly historical facts are “forward looking” statements (identified by the words “believe”, “estimate”, “project”, “expect” or similar expressions) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, bus are not limited to, continued acceptance of the Company’s products and services in the marketplace, competitive factors, changes in the regulatory environment, and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission. The statements in this report are made as of today, based upon information currently known to management, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORGENIX MEDICAL CORPORATION

Date: May 16, 2006	By:	/s/ Douglass T. Simpson
Douglass T. Simpson, President and Chief Executive Officer